                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                                                  Settlement Date                     5/31/99
                                                                                  Determination Date                  6/10/99
                                                                                  Distribution Date                   6/15/99


I.      All Payments on the Contracts                                                                              18,136,569.81
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                           457,174.00
III.    Repurchased Contracts                                                                                               0.00
IV.     Investment Earnings on Collection Account                                                                           0.00
V.      Servicer Monthly Advances                                                                                     398,932.31
VI.     Distribution from the Reserve Account                                                                               0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                           181,797.48
VIII.   Transfers to the Pay-Ahead Account                                                                           (113,419.68)

IX.     Less:  Investment Earnings distributions                                                                            0.00
          (a)  To Sellers with respect to the Collection Account                                                            0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                      $19,061,053.92
                                                                                                                  ==============



DISTRIBUTION AMOUNTS                                      Cost per $1000
-----------------------------------------------------    -----------------

1.   (a)  Class A-1 Note Interest Distribution                                                     0.00
     (b)  Class A-1 Note Principal Distribution                                                    0.00
          Aggregate Class A-1 Note Distribution               0.00000000                                                    0.00

2.   (a)  Class A-2 Note Interest Distribution                                                     0.00
     (b)  Class A-2 Note Principal Distribution                                                    0.00
          Aggregate Class A-2 Note Distribution               0.00000000                                                    0.00

3.   (a)  Class A-3 Note Interest Distribution                                                     0.00
     (b)  Class A-3 Note Principal Distribution                                                    0.00
          Aggregate Class A-3 Note Distribution               0.00000000                                                    0.00

4.   (a)  Class A-4 Note Interest Distribution                                                     0.00
     (b)  Class A-4 Note Principal Distribution                                                    0.00
          Aggregate Class A-4 Note Distribution               0.00000000                                                    0.00

5.   (a)  Class A-5 Note Interest Distribution                                               510,583.68
     (b)  Class A-5 Note Principal Distribution                                           15,383,306.01
          Aggregate Class A-5 Note Distribution              120.40825522                                          15,893,889.69

6.   (a)  Class A-6 Note Interest Distribution                                               449,533.33
     (b)  Class A-6 Note Principal Distribution                                                    0.00
          Aggregate Class A-6 Note Distribution               5.10833333                                              449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                               291,650.00
     (b)  Class A-7 Note Principal Distribution                                                    0.00
          Aggregate Class A-7 Note Distribution               5.11666667                                              291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                               441,291.67
     (b)  Class A-8 Note Principal Distribution                                                    0.00
          Aggregate Class A-8 Note Distribution               5.19166667                                              441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                               321,266.67
     (b)  Class A-9 Note Principal Distribution                                                    0.00
          Aggregate Class A-9 Note Distribution               5.26666667                                              321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                              345,041.67
     (b)  Class A-10 Note Principal Distribution                                                   0.00
          Aggregate Class A-10 Note Distribution              5.30833333                                              345,041.67

11.  (a)  Class B Certificate Interest Distribution                                          244,679.31
     (b)  Class B Certificate Principal Distribution                                               0.00
          Aggregate Class B Certificate Distribution          5.45000000                                              244,679.31

12.  Servicer Payment




                                  Page 1 of 4
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

       (a)  Servicing Fee                                                                    209,236.70
       (b)  Reimbursement of prior Monthly Advances                                          271,884.34
               Total Servicer Payment                                                                                 481,121.04

13.  Deposits to the Reserve Account                                                                                  592,580.55

Total Distribution Amount                                                                                         $19,061,053.92
                                                                                                                  ==============

Reserve Account distributions:
--------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from
           Excess Collections                                                                 76,028.08
      (b)  Amounts to the Sellers (Chase Manhattan Bank)
           from Excess Collections                                                           516,552.47
      (c)  Distribution from the Reserve Account to the
           Sellers(Chase USA)                                                                 44,793.02
      (d)  Distribution from the Reserve Account to the
           Sellers(Chase Manhattan Bank)                                                     304,334.19
                   Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                   $   941,707.76
                                                                                                                  ==============

            INTEREST
---------------------------------
1.   Current Interest Requirement
     (a) Class A-1 Notes      @            5.598%                                                  0.00
     (b) Class A-2 Notes      @            5.852%                                                  0.00
     (c) Class A-3 Notes      @            5.919%                                                  0.00
     (d) Class A-4 Notes      @            6.020%                                                  0.00
     (e) Class A-5 Notes      @            6.050%                                            510,583.68
     (f) Class A-6 Notes      @            6.130%                                            449,533.33
     (g) Class A-7 Notes      @            6.140%                                            291,650.00
     (h) Class A-8 Notes      @            6.230%                                            441,291.67
     (i) Class A-9 Notes      @            6.320%                                            321,266.67
     (j) Class A-10 Notes     @            6.370%                                            345,041.67
            Aggregate Interest on Notes                                                                             2,359,367.01
     (k) Class B Certificates @            6.540%                                                                     244,679.31

2.   Remaining Interest Shortfall
     (a) Class A-1 Notes                                                                           0.00
     (b) Class A-2 Notes                                                                           0.00
     (c) Class A-3 Notes                                                                           0.00
     (d) Class A-4 Notes                                                                           0.00
     (e) Class A-5 Notes                                                                           0.00
     (f) Class A-6 Notes                                                                           0.00
     (g) Class A-7 Notes                                                                           0.00
     (h) Class A-8 Notes                                                                           0.00
     (i) Class A-9 Notes                                                                           0.00
     (j) Class A-10 Notes                                                                          0.00
     (k) Class B Certificates                                                                      0.00

3.   Total Distribution of Interest                         Cost per $1000
                                                        -----------------------
     (a) Class A-1 Notes                                      0.00000000                           0.00
     (b) Class A-2 Notes                                      0.00000000                           0.00
     (c) Class A-3 Notes                                      0.00000000                           0.00
     (d) Class A-4 Notes                                      0.00000000                           0.00
     (e) Class A-5 Notes                                      3.86805817                     510,583.68
     (f) Class A-6 Notes                                      5.10833333                     449,533.33
     (g) Class A-7 Notes                                      5.11666667                     291,650.00
     (h) Class A-8 Notes                                      5.19166667                     441,291.67
     (i) Class A-9 Notes                                      5.26666667                     321,266.67
     (j) Class A-10 Notes                                     5.30833333                     345,041.67
            Total Aggregate Interest on Notes                                                                       2,359,367.01
     (k) Class B Certificates                                 5.45000000                                              244,679.31


                 PRINCIPAL
--------------------------------------------                No. of Contracts
                                                        -----------------------
1.   Amount of Stated Principal Collected                                                  4,764,013.15
2.   Amount of Principal Prepayment Collected                     446                      9,784,019.13
3.   Amount of Liquidated Contract                                 25                        835,273.73
4.   Amount of Repurchased Contract                                 0                              0.00

       Total Formula Principal Distribution Amount                                                                 15,383,306.01

5.   Principal Balance before giving effect to                                             Pool Factor
     Principal Distribution                                                                -------------
     (a) Class A-1 Notes                                                                      0.0000000                     0.00
     (b) Class A-2 Notes                                                                      0.0000000                     0.00
     (c) Class A-3 Notes                                                                      0.0000000                     0.00
     (d) Class A-4 Notes                                                                      0.0000000                     0.00
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                                  Page 2 of 4

     (e) Class A-5 Notes                                                                      0.7672181           101,272,795.72
     (f) Class A-6 Notes                                                                      1.0000000            88,000,000.00
     (g) Class A-7 Notes                                                                      1.0000000            57,000,000.00
     (h) Class A-8 Notes                                                                      1.0000000            85,000,000.00
     (i) Class A-9 Notes                                                                      1.0000000            61,000,000.00
     (j) Class A-10 Notes                                                                     1.0000000            65,000,000.00
     (k) Class B Certificates                                                                 1.0000000            44,895,285.54

6.   Remaining Principal Shortfall
     (a) Class A-1 Notes                                                                                                    0.00
     (b) Class A-2 Notes                                                                                                    0.00
     (c) Class A-3 Notes                                                                                                    0.00
     (d) Class A-4 Notes                                                                                                    0.00
     (e) Class A-5 Notes                                                                                                    0.00
     (f) Class A-6 Notes                                                                                                    0.00
     (g) Class A-7 Notes                                                                                                    0.00
     (h) Class A-8 Notes                                                                                                    0.00
     (i) Class A-9 Notes                                                                                                    0.00
     (j) Class A-10 Notes                                                                                                   0.00
     (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                               Cost per $1000
                                                        -------------------
     (a) Class A-1 Notes                                    0.00000000                                                      0.00
     (b) Class A-2 Notes                                    0.00000000                                                      0.00
     (c) Class A-3 Notes                                    0.00000000                                                      0.00
     (d) Class A-4 Notes                                    0.00000000                                                      0.00
     (e) Class A-5 Notes                                  116.54019705                                             15,383,306.01
     (f) Class A-6 Notes                                    0.00000000                                                      0.00
     (g) Class A-7 Notes                                    0.00000000                                                      0.00
     (h) Class A-8 Notes                                    0.00000000                                                      0.00
     (i) Class A-9 Notes                                    0.00000000                                                      0.00
     (j) Class A-10 Notes                                   0.00000000                                                      0.00
     (k) Class B Certificates                               0.00000000                                                      0.00

8.   Principal Balance after giving effect to                                               Pool Factor
     Principal Distribution                                                                ---------------
     (a) Class A-1 Notes                                                                      0.0000000                     0.00
     (b) Class A-2 Notes                                                                      0.0000000                     0.00
     (c) Class A-3 Notes                                                                      0.0000000                     0.00
     (d) Class A-4 Notes                                                                      0.0000000                     0.00
     (e) Class A-5 Notes                                                                      0.6506780            85,889,489.71
     (f) Class A-6 Notes                                                                      1.0000000            88,000,000.00
     (g) Class A-7 Notes                                                                      1.0000000            57,000,000.00
     (h) Class A-8 Notes                                                                      1.0000000            85,000,000.00
     (i) Class A-9 Notes                                                                      1.0000000            61,000,000.00
     (j) Class A-10 Notes                                                                     1.0000000            65,000,000.00
     (k) Class B Certificates                                                                 1.0000000            44,895,285.54

                 POOL DATA                                                                   Aggregate
-------------------------------------------                 No. of Contracts               Principal Balance
                                                           -------------------             -----------------
1.   Pool Stated Principal Balance as of 5/31/99                17,375                      486,784,775.25

2.   Delinquency Information                                                                                         % Delinquent
                                                                                                                     ------------
         (a) 31-59 Days                                            130                        3,411,868.89               0.701%
         (b) 60-89 Days                                             53                        1,468,392.99               0.302%
         (c) 90-119 Days                                            17                          445,123.83               0.091%
         (d) 120 Days +                                            117                        3,101,269.77               0.637%

3.   Contracts Repossessed during the Due Period                    19                          568,418.90

4.   Current Repossession Inventory                                 50                        1,891,684.28

5.   Aggregate Net Losses for the preceding
     Collection Period
     (a)  Aggregate Principal Balance of Liquidated
          Receivables                                               25                          835,273.73
     (b)  Net Liquidation Proceeds on any Liquidated
          Receivables                                                                           457,174.00
                                                                                           ---------------
       Total Aggregate Net Losses for the preceding
          Collection Period                                                                                           378,099.73

6.   Aggregate Losses on all Liquidated Receivables
     (Year-To-Date)                                                                                                 2,502,212.86

7.   Aggregate Net Losses on all Liquidated Receivables
     (Life-To-Date)                                                399                                              5,787,477.37

8.   Weighted Average Contract Rate of all Outstanding
     Contracts                                                                                                             9.261%

9.   Weighted Average Remaining Term to Maturity of all
     Outstanding Contracts                                                                                               111.690


             TRIGGER ANALYSIS
--------------------------------------------
1.  (a)  Average Delinquency Percentage                     1.459%
    (b)  Delinquency Percentage Trigger in effect?                       NO

2.  (a)  Average Net Loss Ratio                             0.086%
    (b)  Net Loss Ratio Trigger in effect?                               NO
    (c)  Net Loss Ratio (using ending Pool Balance)         0.116%

3.  (a)  Servicer Replacement Percentage                    0.855%
    (b)  Servicer Replacement Trigger in effect?                         NO


               MISCELLANEOUS
--------------------------------------------
1.   Monthly Servicing Fees                                                                                           209,236.70

2.   Servicer Advances                                                                                                398,932.31

3.   (a)  Opening Balance of the Reserve Account                                                                   10,043,361.63
     (b)  Deposits to the Reserve Account                                                    592,580.55
     (c)  Investment Earnings in the Reserve Account                                          41,461.09
     (d)  Distribution from the Reserve Account                                             (941,707.76)
     (e)  Ending Balance of the Reserve Account                                                                     9,735,695.51

4.   Specified Reserve Account Balance                                                                              9,735,695.51

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                    512,968.44
     (b)  Deposits to the Pay-Ahead Account from the
          Collection Account                                                                 113,419.68
     (c)  Investment Earnings in the Pay-Ahead Account                                             0.00
     (d)  Transfers from the Pay-Ahead Account to the
          Collection Account                                                                (181,797.48)
     (e)  Ending Balance in the Pay-Ahead Account                                                                     444,590.64


                                  Page 4 of 4